                                                                    Exhibit 10.1

            AMENDMENT NUMBER THREE and Waiver, dated as of March 13, 2000 ("Amendment and Waiver"), to the Amended and Restated Credit Agreement dated as of November 27, 1998, as last amended by Amendment No. 2 and Waiver, dated as of December 10, 1999, (the "Credit Agreement"), among SUPERIOR TELECOMMUNICATIONS INC. (formerly known as Superior/Essex Corp.), a Delaware corporation (the "Company"), ESSEX GROUP INC., a Michigan corporation ("Essex" and, together with the Company, the "Borrowers"), each of the Guarantors party thereto (the "Guarantors") (which Guarantors shall include Superior TeleCom Inc., a Delaware corporation (the "Parent")), the lending institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent, MERRILL LYNCH & CO., as Documentation Agent and FLEET NATIONAL BANK, as Syndication Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            WHEREAS the Borrowers wish (a) to adjust certain negative covenants in Section 8, (b) to amend a definition in Section 10, and (c) to waive compliance with a negative covenant in Section 8 of the Credit Agreement; and

            WHEREAS, in connection with the foregoing, the Borrowers have requested that the Agents and the Lenders amend certain provisions of the Credit Agreement; and

            WHEREAS the Agents and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment and Waiver; and

            WHEREAS the consent of the Required Lenders is necessary to effect this Amendment and Waiver;

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION ONE - Amendment

            The Credit Agreement is amended as hereinafter provided in this Section One, effective as of March 13, 2000 (the "Amendment Effective Date").

1.1. Amendments to Section 8 (Negative Covenants) of the Credit Agreement

      (a) Section 8.08(f) shall be amended by deleting the text thereof in its entirety and replacing it with the following:

            "(f) The Company may make the Capital Expenditures (i) contemplated by Sections 8.02(q) and (s) and (ii) the Capital Expenditures as set forth in Schedule 8.08(f), and the amounts of such Capital Expenditures shall not reduce the amount set forth in Section 8.08(a)."

      (b) Section 8.09 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

            "8.09. Minimum Consolidated EBITDA. The Company will not permit Consolidated EBITDA during any Test Period set forth below to be less than the amount set forth below with respect to such Test Period:

                                            ($ in millions)
             Test Period Ending:                Amount:
             ------------------                 ------

             01/31/1999                         $ 36.0
             03/31/1999                           60.0
             06/30/1999                          130.0
             09/30/1999                          180.0
             12/31/1999                          260.0
             03/31/2000                          235.0
             06/30/2000                          235.0
             09/30/2000                          240.0
             12/31/2000                          255.0
             03/31/2001                          260.0
             06/30/2001                          265.0
             09/30/2001                          270.0
             12/31/2001                          270.0
             03/31/2002                          340.0
             06/30/2002                          350.0
             09/30/2002                          355.0
             12/31/2002                          360.0
             03/31/2003                          365.0
             06/30/2003                          370.0
             09/30/2003                          375.0
             12/31/2003 and the last             380.0
             day of each
             Fiscal Quarter thereafter             "

      (c) Section 8.10 shall be amended to read as follows:

            "8.10. Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for any Test Period set forth below to be equal to or less than the ratio set forth below with respect to such Test Period:

             Test Period Ending:               Ratio:
             ------------------                -----

             03/31/1999                            1.75x
             06/30/1999                            1.75x
             09/30/1999                            1.80x
             12/31/1999                            1.85x
             03/31/2000                            1.75x
             06/30/2000                            1.75x
             09/30/2000                            1.75x
             12/31/2000                            1.85x
             03/31/2001                            1.90x
             06/30/2001                            1.95x
             09/30/2001                            2.00x
             12/31/2001                            2.05x
             03/31/2002                            2.50x
             06/30/2002                            2.75x
             09/30/2002                            3.00x
             12/31/2002                            3.00x
             03/31/2003                            3.25x
             06/30/2003                            3.25x
             09/30/2003                            3.50x
                                                   3.50x
             12/31/2003 and the last
             day of each
             Fiscal Quarter thereafter             "

      (d) Section 8.11 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

            "8.11. Leverage Ratio. The Company will not permit the Pro Forma Leverage Ratio at any time during the Test Period set forth below to be equal to or more than the ratio set forth below with respect to such Test
      Period:

             Test Period Ending:                   Ratio:
             ------------------                    -----

             03/31/1999                            5.50x
             06/30/1999                            5.50x
             09/30/1999                            5.25x
             12/31/1999                            5.25x
             03/31/2000                            5.65x
             06/30/2000                            5.65x
             09/30/2000                            5.45x
             12/31/2000                            5.00x
             03/31/2001                            4.90x
             06/30/2001                            4.80x
             09/30/2001                            4.70x
             12/31/2001                            4.60x
             03/31/2002                            3.75x
             06/30/2002                            3.50x
             09/30/2002                            3.25x
             12/31/2002                            3.25x
             03/31/2003                            3.00x
             06/30/2003                            3.00x
             09/30/2003                            2.75x
             12/31/2003 and the last               2.75x
             day of each
             Fiscal Quarter thereafter             "

1.2. Amendments to Section 10(Definitions) of the Credit Agreement.

            Section 10 shall be amended by deleting the definition of "Mexican Subsidiaries" and replace it with the following:

            "'Mexican Subsidiaries' shall mean any Wholly-Owned Subsidiary of the Company, Essex or any of their respective Subsidiaries organized to make the acquisitions and Investments contemplated by Section 8.02(s)."

                              SECTION TWO - Waiver

            The Lenders hereby waive compliance by the Company with Section 8.02(d) (Consolidation, Merger, Sale or Purchase of Assets, etc.) with respect to the sale of substantially all of the Company's Pawtucket, Rhode Island related assets.

                   SECTION THREE - CONDITIONS TO EFFECTIVENESS

            This Amendment and Waiver shall become effective as of the Amendment Effective Date when, and only when, the Administrative Agent shall have received
(i) counterparts of this Amendment and Waiver executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and
(ii) a one-time cash fee for each Lender that executes and delivers a signature page to this Amendment and Waiver not later than the close of business (New York time) on March 13, 2000 in the aggregate amount equal to 0.20% of the sum of the aggregate amount of Loans then outstanding owing to such Lender plus the then effective aggregate amount of the undrawn Revolving Loan Commitment of such Lender, which fee shall be paid by wire transfer of immediately available funds and distributed by the Administrative Agent to the Lenders entitled thereto. Further, the effectiveness of this Amendment and Waiver (other than Section Four hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Four hereof.

                  SECTION FOUR - REPRESENTATIONS AND WARRANTIES

            The Parent and the Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 6 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 7 and 8 of the Credit Agreement or otherwise permitted by consents or waivers. The Company hereby further represents and warrants (which represen-tations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

            (a) Each Credit Party has the corporate power and authority to execute, deliver and perform this Amendment and Waiver and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment and Waiver;

            (b) No Default or Event of Default has occurred which is continuing;

            (c) No consent of any person other than all of the Lenders and the Agents parties hereto, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against any Credit Party of this Amendment and Waiver;

            (d) This Amendment and Waiver has been duly executed and delivered on behalf of each Credit Party by a duly authorized officer or attorney-in-fact of such Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

            (e) The execution, delivery and performance of this Amendment and Waiver will not violate (i) any provision of law applicable to any Credit Party or (ii) any contractual obligation of any Credit Party, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

                          SECTION FIVE - MISCELLANEOUS

            (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

            (b) This Amendment and Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            (c) THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

            (d) This Amendment and Waiver shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement, other than such terms, provisions, or conditions that are required to consummate the transactions contemplated by this Amendment and Waiver. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

                  Signature Pages to Amendment No. 3 and Waiver

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Waiver as of the date first above written.

                                 SUPERIOR TELECOMMUNICATIONS INC.,
                                   as Borrower and Guarantor

                                 By: /s/ David S. Aldridge
                                     -----------------------------------
                                     Name: David S. Aldridge
                                     Title: Chief Financial Officer


                                 SUPERIOR TELECOM INC.,
                                    as Guarantor

                                 By: /s/ David S. Aldridge
                                     -----------------------------------
                                     Name: David S. Aldridge
                                     Title: Chief Financial Officer


                                 DNE SYSTEMS, INC.,
                                    as Guarantor

                                 By: /s/ David S. Aldridge
                                     -----------------------------------
                                     Name: David S. Aldridge
                                     Title: Chief Financial Officer

                  Signature Pages to Amendment No. 3 and Waiver

                                 DNE MANUFACTURING & SERVICE
                                    COMPANY, as Guarantor

                                 By: /s/ David S. Aldridge
                                     -----------------------------------
                                     Name: David S. Aldridge
                                     Title: Chief Financial Officer


                                 DNE TECHNOLOGIES, INC.,
                                    as Guarantor

                                 By: /s/ David S. Aldridge
                                     -----------------------------------
                                     Name: David S. Aldridge
                                     Title: Chief Financial Officer


                                 TEXAS SUT INC.,
                                    as Guarantor

                                 By: /s/ David S. Aldridge
                                     -----------------------------------
                                     Name: David S. Aldridge
                                     Title: Chief Financial Officer

                  Signature Pages to Amendment No. 3 and Waiver

                                 ESSEX GROUP, INC.,
                                    as Borrower and Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ESSEX INTERNATIONAL INC.,
                                    as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 ACTIVE INDUSTRIES, INC.,
                                    as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:


                                 DIAMOND WIRE & CABLE CO.,
                                    as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ESSEX GROUP, INC.,
                                    as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ESSEX GROUP MEXICO INC.,
                                    as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ESSEX MEXICO HOLDINGS, L.L.C., as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 ESSEX SERVICES, INC.,
                                       as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ESSEX TECHNOLOGY, INC.,
                                    as Guarantor

                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ESSEX WIRE CORPORATION,
                                    as Guarantor

                                 By: /s/ David A. Owen
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANKERS TRUST COMPANY,
                                    as Administrative Agent


                                 By: /s/ Gina S. Thompson
                                     -----------------------------------
                                     Name: Gina S. Thompson
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 FLEET NATIONAL BANK,
                                    as Syndication Agent


                                 By: /s/ Howard J. Diamond
                                     -----------------------------------
                                     Name: Howard J. Diamond
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH & CO.,
                                    as Documentation Agent

                                 By: /s/ Carol J.E. Feeley
                                     -----------------------------------
                                     Name: Carol J.E. Feeley
                                     Title: Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANKERS TRUST COMPANY,
                                    as Lender


                                 By: /s/ Gina S. Thompson
                                     --------------------
                                     Name: Gina S. Thompson
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 ABN AMRO BANK N.V.,
                                    as Lender


                                 By: /s/ Thomas M. Toerpe
                                     -----------------------------------
                                     Name: Thomas M. Toerpe
                                     Title: Vice President


                                 By: /s/ Darin P. Fischer
                                     -----------------------------------
                                     Name: Darin P. Fischer
                                     Title: Assistant Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 AG CAPITAL FUNDING PARTNERS, L.P.,
                                    as Lender

                                 By: Angelo, Gordon & Co., L.P.
                                     as Investment Adviser


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 ALLSTATE LIFE INSURANCE COMPANY, as Lender

                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 ARCHIMEDES FUNDING II, LTD.,
                                    as Lender

                                 By: ING Capital Advisors LLC,
                                     as Collateral Manager


                                 By: /s/ Michael J. Campbell
                                     -----------------------------------
                                     Name: Michael J. Campbell
                                     Title: Senior Vice President &
                                            Portfolio Manager

                  Signature Pages to Amendment No. 3 and Waiver

                                 ARCHIMEDES FUNDING III, LTD.,
                                    as Lender

                                 By: ING Capital Advisors LLC,
                                     as Collateral Manager


                                 By: /s/ Michael J. Campbell
                                     -----------------------------------
                                     Name: Michael J. Campbell
                                     Title: Senior Vice President &
                                            Portfolio Manager

                  Signature Pages to Amendment No. 3 and Waiver

                                 ATHENA CDO, LIMITED,
                                    as Lender

                                 By: Pacific Investment Management
                                     Company, as its Investment Advisor


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC., as Lender


                                 By: /s/ Robert M. Biringer
                                     -----------------------------------
                                     Name: Robert M. Biringer
                                     Title: Executive Vice President


                                 By: /s/ William E. McCollum, Jr.
                                     -----------------------------------
                                     Name: William E. McCollum, Jr.
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANK LEUMI TRUST COMPANY NEW YORK, as Lender


                                 By: /s/ Joung Hee Hong
                                     -----------------------------------
                                     Name: Joung Hee Hong
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 THE BANK OF AMERICA, N.A., as Lender


                                 By: /s/ Steve A. Aronowitz
                                     -----------------------------------
                                     Name: Steve A. Aronowitz
                                     Title: Managing Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANK OF NOVA SCOTIA,
                                    as Lender


                                 By: /s/ W.J. Brown
                                     -----------------------------------
                                     Name: W.J. Brown
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANK OF TOKYO-MITSUBISHI
                                   TRUST COMPANY, as Lender


                                 By: /s/ Nicholas J. Campbell
                                     -----------------------------------
                                     Name: Nicholas J. Campbell
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANK POLSKA KASA OPIEKI, S.A.,
                                    as Lender


                                 By: /s/ Barry W. Henry
                                     -----------------------------------
                                     Name: Barry W. Henry
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANQUE NATIONALE DE PARIS,
                                    as Lender


                                 By: /s/ Stephanie Rogers
                                     -----------------------------------
                                     Name: Stephanie Rogers
                                     Title: Vice President


                                 By: /s/ Serge Desrayaud
                                     -----------------------------------
                                     Name: Serge Desrayaud
                                     Title: Vice President/ Team Leader

                  Signature Pages to Amendment No. 3 and Waiver

                                 BANCO ESPIRITO SANTO S.A.,
                                   NASSAU BRANCH, as Lender


                                 By: /s/ Andrew W. Orsen
                                     -----------------------------------
                                     Name: Andrew W. Orsen
                                     Title: Vice President


                                 By: /s/ Terry R. Hull
                                     -----------------------------------
                                     Name: Terry R. Hull
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 BEDFORD CDO, LIMITED, as Lender

                                 By: Pacific Investment Management
                                     Company, as its Investment Advisor


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 CAPTIVA III FINANCE LTD.,
                                    as Lender,
                                 As advised by Pacific Investment
                                    Management Company


                                 By: /s/ David Dyer
                                     -----------------------------------
                                     Name: David Dyer
                                     Title: Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 CAPTIVA IV FINANCE LTD., as Lender
                                 As advised by Pacific Investment
                                   Management Company


                                 By: /s/ John H. Cullinane
                                     -----------------------------------
                                     Name: John H. Cullinane
                                     Title: Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 CHANG HWA COMMERCIAL BANK LTD, as Lender


                                 By: /s/ Wan-Tu Yeh
                                     -----------------------------------
                                     Name: Wan-Tu Yeh
                                     Title: Vice President and General Manager

                  Signature Pages to Amendment No. 3 and Waiver

                                 Crescent/MACH I PARTNERS, L.P.,
                                    as Lender

                                 By: TCW Asset Management Company,
                                     Its Investment Manager


                                 By: /s/ Justin L. Driscoll
                                     -----------------------------------
                                     Name: Justin L. Driscoll
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 DAI-ICHI KANGYO BANK, LIMITED,
                                    as Lender


                                 By: /s/ Christopher Fahey
                                     -----------------------------------
                                     Name: Christopher Fahey
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 DELANO COMPANY, as Lender

                                 By: Pacific Investment Management Company,
                                     as its Investment Advisor


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 EATON VANCE SENIOR INCOME TRUST,
                                    as Lender

                                 By: Eaton Vance Management,
                                     as Investment Advisor


                                 By: /s/ Payson S. Swaffield
                                     -----------------------------------
                                     Name: Payson S. Swaffield
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 ERSTE BANK DE OESTERREICHISCHEN SPA,
                                    as Lender


                                 By: /s/ Anca Trifan
                                     -----------------------------------
                                     Name: Anca Trifan
                                     Title: Vice President


                                 By: /s/ John S. Runnion
                                     -----------------------------------
                                     Name: John S. Runnion
                                     Title: First Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 FIRST UNION NATIONAL BANK,
                                    as Lender


                                 By: /s/ Thomas M. Harper
                                     -----------------------------------
                                     Name: Thomas M. Harper
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 FLEET NATIONAL BANK,
                                    as Lender


                                 By: /s/ Howard J. Diamond
                                     -----------------------------------
                                     Name: Howard J. Diamond
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 FRANKLIN FLOAT RATE TRUST,
                                    as Lender

                                 By: /s/ Chauncey Lufkin
                                     -----------------------------------
                                     Name: Chauncey Lufkin
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 FUJI BANK, LIMITED,
                                    as Lender


                                 By: /s/ John D. Doyle
                                     -----------------------------------
                                     Name: John D. Doyle
                                     Title: Vice President and Manager

                  Signature Pages to Amendment No. 3 and Waiver

                                 GENERAL ELECTRIC CAPITAL CORPORATION, as Lender


                                 By: /s/ Gregory Hong
                                     -----------------------------------
                                     Name: Gregory Hong
                                     Title: Duly Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 INDOSUEZ CAPITAL FUNDING
                                    IIA, LIMITED, as Lender

                                 By: Indosuez Capital, as Portfolio Advisor


                                 By: /s/ Meliss Marano
                                     -----------------------------------
                                     Name: Melissa Marano
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 INDOSUEZ CAPITAL FUNDING
                                    IV, L.P., as Lender

                                 By: Indosuez Capital, as Portfolio Advisor


                                 By: /s/ Melissa Marano
                                     -----------------------------------
                                     Name: Melissa Marano
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 INDOSUEZ CAPITAL FUNDING, III,
                                   LIMITED, as Lender


                                 By: /s/ Melissa Marano
                                     -----------------------------------
                                     Name: Melissa Marano
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 ING (U.S.) CAPITAL LLC (f/k/a
                                   INTERNATIONALE NEDERLANDEN
                                   (U.S.) CAPITAL CORPORATION),
                                    as Lender


                                 By: /s/ Robert L. Fellows
                                     -----------------------------------
                                     Name: Robert L. Fellows
                                     Title: Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 By: PPM AMERICA, INC., as attorney in fact,
                                     on behalf of JACKSON NATIONAL LIFE
                                     INSURANCE COMPANY, as Lender


                                 By: /s/ John Walding
                                     -----------------------------------
                                     Name: John Walding
                                     Title: Managing Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 KEMPER FLOATING RATE FUND,
                                    as Lender


                                 By: /s/ Mark E. Wittnebel
                                     -----------------------------------
                                     Name: Mark E. Wittnebel
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 STEIN ROE & FARMHAM INCORPORATED,
                                   as Agent for KEYPORT LIFE INSURANCE COMPANY, as Lender


                                 By: /s/ James R. Fellows
                                     -----------------------------------
                                     Name: James R. Fellows
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH CNC LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH CRESCENT LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH CRESCENT-2 LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH CRESCENT-3 LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH CYPRESSTREE-1,
                                    LLC, as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH ING-2 LLC,
                                    as Lender

                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH ING-3 LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Lee

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH LANGDALE LLC, as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH PONDVIEW LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH RIVERSIDE LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH SOLEIL LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH SOLEIL-2 LLC, as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH STERLING LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH WATERSIDE LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
                                    as Lender


                                 By: /s/ Steven J. Katz
                                     -----------------------------------
                                     Name:  Steven J. Katz
                                     Title: Second Vice President &
                                            Associate General Counsel

                  Signature Pages to Amendment No. 3 and Waiver

                                 MELLON BANK, N.A.,
                                    as Lender


                                 By: /s/ Edward L. McGrath
                                     -----------------------------------
                                     Name: Edward L. McGrath
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH CAPITAL CORPORATION, as Lender


                                 By: /s/ Carel J.E. Feeley
                                     -----------------------------------
                                     Name: Carol J.E. Feeley
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    INCOME STRATEGIES PORTFOLIO, as Lender

                                 By: Merrill Lynch Asset Management, L.P., as
                                     Investment Manager


                                 By: /s/ Joseph Moroney
                                     -----------------------------------
                                     Name: Joseph Moroney
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH PRIME RATE PORTFOLIO, as Lender

                                 By: Merrill Lynch Asset Management, L.P., as
                                     Investment Advisor


                                 By: /s/ Joseph Moroney
                                     -----------------------------------
                                     Name: Joseph Moroney
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND II, INC., as Lender


                                 By: /s/ Joseph Moroney
                                     -----------------------------------
                                     Name: Joseph Moroney
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.,
                                    as Lender


                                 By: /s/ Joseph Moroney
                                     -----------------------------------
                                     Name: Joseph Moroney
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 MERRILL LYNCH, PIERCE, FENNER & SMITH,
                                    INCORPORATED, as Lender


                                 By: /s/ Neil Brisson
                                     -----------------------------------
                                     Name: Neil Brisson
                                     Title: Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 MORGAN STANLEY DEAN WITTER PRIME
                                   INCOME TRUST, as Lender


                                 By: /s/ Sheila Finnerty
                                     -----------------------------------
                                     Name: Sheila Finnerty
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 MOUNTAIN CAPITAL CLO 1, LTD.,
                                    as Lender


                                 By: /s/ Darren P. Riley
                                     -----------------------------------
                                     Name: Darren P. Riley
                                     Title: Director

                  Signature Pages to Amendment No. 3 and Waiver

                                 NATEXIS BANQUE BFCE,
                                    as Lender


                                 By: /s/ Frank H. Madden, Jr.
                                     -----------------------------------
                                     Name: Frank H. Madden, Jr.
                                     Title: Vice President and Group Manager


                                 By: /s/ John Stewart
                                     -----------------------------------
                                     Name: John Stewart
                                     Title: Associate

                  Signature Pages to Amendment No. 3 and Waiver

                                 NATIONAL CITY BANK,
                                    as Lender


                                 By: /s/ Joseph D. Robison
                                     -----------------------------------
                                     Name: Joseph D. Robison
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 NORTHWOODS CAPITAL, LIMITED, as Lender

                                 By: Angelo, Gordon & Co., L.P.,
                                     as Collateral Manager


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 OLYMPIC FUNDING TRUST SERIES
                                    1999-1, as Lender


                                 By: /s/ Kelly C. Walker
                                     -----------------------------------
                                     Name: Kelly C. Walker
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 ORIX USA CORPORATION,
                                    as Lender


                                 By: /s/ Hiroyuki Miyauchi
                                     -----------------------------------
                                     Name: Hiroyuki Miyauchi
                                     Title: Executive Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 OXFORD STRATEGIC INCOME FUND, as Lender

                                 By: Eaton Vance Management,
                                     as Investment Advisor


                                 By: /s/ Payson F. Swaffield
                                     -----------------------------------
                                     Name: Payson F. Swaffield
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 ROYALTON COMPANY,
                                    as Lender

                                 By: Pacific Investment Management Company,
                                     as its Investment Advisor


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 SENIOR DEBT PORTFOLIO,
                                    as Lender

                                 By: Boston Management and Research,
                                     as Investment Advisor


                                 By: /s/ Payson F. Swaffield
                                     -----------------------------------
                                     Name: Payson F. Swaffield
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 SOMERS CDO, LIMITED,
                                    as Lender

                                 By: Massachusetts Mutual Life Insurance
                                     Company, as Collateral Manager


                                 By: /s/ Steven J. Katz
                                     -----------------------------------
                                     Name: Steven J. Katz
                                     Title: Second Vice President
                                            and Associate General

                  Signature Pages to Amendment No. 3 and Waiver

                                 SRF TRADING, INC.,
                                    as Lender


                                 By: /s/ Kelly C. Walker
                                     -----------------------------------
                                     Name: Kelly C. Walker
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 STANFIELD CLO, LTD.,
                                    as Lender

                                 By: Stanfield Capital Partners LLC, as its
                                     Collateral Manager


                                 By: /s/ Gregory L. Smith
                                     -----------------------------------
                                     Name: Gregory L. Smith
                                     Title: Partner

                  Signature Pages to Amendment No. 3 and Waiver

                                 STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY,
                                    as Lender


                                 By: /s/ James R. Fellows
                                     -----------------------------------
                                     Name: James R. Fellows
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 SUNTRUST BANK, ATLANTA,
                                    as Lender


                                 By: /s/ J. Christopher Deisley
                                     -----------------------------------
                                     Name: J. Christopher Deisley
                                     Title: Director


                                 By: /s/ Justin Wilde
                                     -----------------------------------
                                     Name:
                                     Title:

                  Signature Pages to Amendment No. 3 and Waiver

                                 TCW LEVERAGED INCOME TRUST II, L.P., as Lender

                                 By: TCW Advisers (Bermuda), Ltd.,
                                     as General Partner


                                 By: /s/ Justin L. Driscoll
                                     -----------------------------------
                                     Name: Justin L. Driscoll
                                     Title: Senior Vice President

                                 By: TCW Investment Management Company,
                                     as Investment Adviser


                                 By: /s/ Jonathan I. Berg
                                     -----------------------------------
                                     Name: Jonathan I. Berg
                                     Title: Assistant Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 THE BANK OF NEW YORK, as Lender


                                 By: /s/ David C. Siegel
                                     -----------------------------------
                                     Name: David C. Siegel
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 THE TRAVELERS INSURANCE COMPANY,
                                    as Lender


                                 By: /s/ Allen R. Cantrell
                                     -----------------------------------
                                     Name: Allen R. Cantrell
                                     Title: Investment Officer

                  Signature Pages to Amendment No. 3 and Waiver

                                 TORONTO DOMINION (NEW YORK), INC., as Lender


                                 By: /s/ Jorge A. Garcia
                                     -----------------------------------
                                     Name: Jorge A. Garcia
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 TORONTO DOMINION (TEXAS), INC.,
                                    as Lender


                                 By: /s/ Alva J. Jones
                                     -----------------------------------
                                     Name: Alva J. Jones
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 TRAVELERS CORPORATE LOAN FUND, INC., as Lender

                                 By: Travelers Asset Management International
                                     Company LLC


                                 By: /s/ Allen R. Cantrell
                                     -----------------------------------
                                     Name: Allen R. Cantrell
                                     Title: Investment Officer

                  Signature Pages to Amendment No. 3 and Waiver

                                 VAN KAMPEN PRIME RATE INCOME TRUST,
                                    as Lender

                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ Darvin D. Pierce
                                     -----------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 WEBSTER BANK, as Lender


                                 By: /s/ Paul T. Savino
                                     -----------------------------------
                                     Name: Paul T. Savino
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 WINGED FOOT FUNDING TRUST,
                                    as Lender


                                 By: /s/ Kelly C. Walker
                                     -----------------------------------
                                     Name: Kelly C. Walker
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 ELC (CAYMAN) LTD.,
                                    as Lender


                                 By: /s/ Joseph H. Towell
                                     -----------------------------------
                                     Name: Joseph H. Towell
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 ELC (CAYMAN) LTD., 1999-II,
                                    as Lender


                                 By: /s/ Joseph H. Towell
                                     -----------------------------------
                                     Name: Joseph H. Towell
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 ELC (CAYMAN) LTD., 1999-III,
                                    as Lender


                                 By: /s/ Joseph H. Towell
                                     -----------------------------------
                                     Name: Joseph H. Towell
                                     Title: Senior Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 NORTH AMERICAN SENIOR FLOATING RATE FUND

                                 By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     -----------------------------------
                                     Name: Jonathan D. Sharkey
                                     Title: Principal

                  Signature Pages to Amendment No. 3 and Waiver

                                 CYPRESSTREE INSTITUTIONAL FUND, LLC

                                 By: CypressTree Investment Management Company,
                                     Inc., its Managing Manager


                                 By: /s/ Jonathan D. Sharkey
                                     -----------------------------------
                                     Name: Jonathan D. Sharkey
                                     Title: Principal

                  Signature Pages to Amendment No. 3 and Waiver

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                    INC., as Attorney-in-Fact and on Behalf of FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, as Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     -----------------------------------
                                     Name: Jonathan D. Sharkey
                                     Title: Principal

                  Signature Pages to Amendment No. 3 and Waiver

                                 CYPRESSTREE INVESTMENT FUND, LLC

                                 By: CypressTree Investment Management Company,
                                     Inc., its Managing Manager


                                 By: /s/ Jonathan D. Sharkey
                                     -----------------------------------
                                     Name: Jonathan D. Sharkey
                                     Title: Principal

                  Signature Pages to Amendment No. 3 and Waiver

                                 CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                                 By: CypressTree Investment Management Company,
                                     Inc., as Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     -----------------------------------
                                     Name: Jonathan D. Sharkey
                                     Title: Principal

                  Signature Pages to Amendment No. 3 and Waiver

                                 LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                    ADVANTAGE FUND, as Lender

                                 By: Stein Roe & Farnham Incorporated,
                                     as Advisor


                                 By: /s/ James R. Fellows
                                     -----------------------------------
                                     Name: James R. Fellows
                                     Title: Vice President

                  Signature Pages to Amendment No. 3 and Waiver

                                 KZH III LLC,
                                    as Lender


                                 By: /s/ Susan Lee
                                     -----------------------------------
                                     Name: Susan Lee
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 GALAXY CLO 1999-1, LTD.

                                 By: SAI Investment Advisors Inc.,
                                     its collateral manager


                                 By: /s/ Steven B. Staver
                                     -----------------------------------
                                     Name: Steven B. Staver
                                     Title: Authorized Agent

                  Signature Pages to Amendment No. 3 and Waiver

                                 STANFIELD CLO, LTD.,
                                    as Lender

                                 By: Stanfield Capital Partners
                                     LLC, as its Collateral Manager


                                 By: /s/ Gregory L. Smith
                                     -----------------------------------
                                     Name: Gregory L. Smith
                                     Title: Partner

                  Signature Pages to Amendment No. 3 and Waiver

                                 LONGHORN CDO (CAYMAN) LTD,
                                    as Lender


                                 By: /s/ Joseph Moroney
                                     -----------------------------------
                                     Name: Joseph Moroney
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 INVESCO-AMARA-1 FINANCE, LTD.,
                                    as Lender


                                 By: /s/ Gregory Stoeckle
                                     -----------------------------------
                                     Name: Gregory Stoeckle
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 INVESCO-OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-1, LTD., as Lender


                                 By: /s/ Gregory Stoeckle
                                     -----------------------------------
                                     Name: Gregory Stoeckle
                                     Title: Authorized Signatory

                  Signature Pages to Amendment No. 3 and Waiver

                                 CATALINA CDO LTD.

                                 By: Pacific Investment Management Company,
                                     as its investment advisor


                                 By: /s/
                                     -----------------------------------
                                     Name:
                                     Title: